SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	PreliminaryProxy Statement
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☐	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-12

TIFF INVESTMENT PROGRAM, INC.
(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

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Dear fellow Multi-Asset Fund member:

We are today sending you the accompanying proxy statement asking you to approve a new advisory agreement for TIFF Multi-Asset Fund (“MAF”) with its investment adviser, TIFF Advisory Services, Inc. (“TAS”).  If approved by our members, the new advisory agreement would increase the advisory fee that MAF pays to TAS. The current fee schedule has been in place since 1995.

TAS takes its obligation to provide cost efficient advisory services to MAF and its members very seriously and takes the obligation to pursue investment excellence equally seriously.  TAS management has known for years, and has advised the TIFF Investment Program (“TIP”) board over the years, that TAS was losing money on the existing advisory fee schedule for MAF.  As MAF has grown (the fund now represents about 40% of TAS’s assets under management), it has become increasingly clear that a fee increase is necessary in order to continue to staff MAF appropriately, and to cover the costs associated with an increasingly complex and administratively burdensome regulatory environment.  TAS has no equity owners, so this proposed fee increase is not designed to make the adviser profitable.  Rather, it is intended to allow the organization to continue to operate on the “break even plus a little bit” basis that management has historically pursued.  The “plus a little bit” is designed to enable TAS to maintain balance sheet reserves in amounts considered reasonable by the TAS board and management team.

TIP's board members, all of whom are independent, have reviewed the proposed new advisory agreement and have unanimously recommended that it be presented to you for consideration.  The directors have concluded that the proposed fee schedule is fair and reasonable and the new advisory agreement is in your best interests, but the final decision is yours.  The accompanying proxy statement includes a detailed description of the new agreement and the rationale behind it.

Please read the enclosed materials carefully and please vote.  A proxy card has been provided to your organization’s key contact.  Remember, your vote is extremely important, no matter how large or small your investment in MAF.

If you have any questions before you vote, please call us at 610-684-8200.  All of us at TIFF want to help you understand the proposed new advisory agreement and answer any questions you may have.  Thank you for your support.

Sincerely,
Richard J. Flannery
President and Chief Executive Officer
TIFF Investment Program, Inc.

NOTICE OF SPECIAL MEETING OF MEMBERS OF
TIFF MULTI-ASSET FUND,
a series of
TIFF INVESTMENT PROGRAM, INC.

Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, Pennsylvania  19428

SPECIAL MEETING OF MEMBERS
TO BE HELD ON MAY [23], 2011

To the shareholders (“members”) of TIFF Multi-Asset Fund (the “Fund”):

NOTICE IS HEREBY GIVEN that a Special Meeting of members (the “Meeting”) of the Fund will be held on May [23], 2011 at [2:00 pm], Eastern time, at the offices of TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.

The Meeting is being held for the following purposes:

1.
To consider and vote on a proposed new Amended and Restated Advisory Agreement  between TIFF Investment Program, Inc. (“TIP”), on behalf of its TIFF Multi-Asset Fund, and TIFF Advisory Services, Inc. (“TAS”); and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Members of record as of the close of business on April [8], 2011 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.  Members who attend the Meeting, may vote their shares in person.  EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.  Any member, or a person authorized to act on its behalf, who is present at the Meeting may vote in person on all matters properly brought before the Meeting and, in that event, such member’s proxy will not be used.  To obtain directions to be able to attend the Meeting and vote in person, please contact Member Services at 610-684-8200.  The enclosed proxy card is being solicited on behalf of the board of directors of TIP.

By order of the Board of Directors of the
TIFF Investment Program, Inc.,

Tina M. Leiter, Secretary

TIFF Investment Program, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, Pennsylvania  19428

________________

TIFF Multi-Asset Fund
_____________
PROXY STATEMENT
APRIL [21], 2011
_____________
FOR THE SPECIAL MEETING OF MEMBERS
TO BE HELD ON MAY [23], 2011

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of TIFF Investment Program, Inc. (“TIP”) for use at a special meeting (the “Meeting”) of the shareholders (“members”) of TIFF Multi-Asset Fund (the “Fund” or “Multi-Asset Fund”) to be held at [2:00 pm], Eastern time, on May [23], 2011, at the offices of TIFF Advisory Services, Inc. (“TAS”), Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Members (the “notice”).  The notice, this proxy statement and the enclosed proxy card are first being mailed or otherwise being made available to members on or about April [21], 2011.  Please read this proxy statement and keep it for future reference.  TIP’s principal executive offices are located at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.

Important Notice Regarding the Availability of Proxy Materials for the Fund’s Special Shareholder Meeting to be Held on May [23], 2011:  A copy of this proxy statement is available at [www.tiff.org/tas/____].  The Fund’s most recent annual and semiannual shareholder reports are available at [www.tiff.org/tas/QTRRepDOC/QRfinancial.aspx].

The Meeting has been called for the purpose of having the members of the Fund consider and vote upon the proposal listed below (the “Proposal”) and on any other matter that may properly come before the Meeting.  The proxy statement contains information you should know before voting on the Proposal.

Proposal	Affected Fund

To approve an amended and restated advisory agreement (the “New Advisory Agreement”) between TIFF Investment Program, Inc., on behalf of its TIFF Multi-Asset Fund, and TIFF Advisory Services, Inc.	TIFF Multi-Asset Fund

The board of directors of TIP, all of whom are not “interested persons” of TIP (the “board” or the “TIP board”), as such term is defined in the Investment Company Act of 1940 , as amended (the “1940 Act”), is soliciting votes from members of the Fund.  The solicitation of votes is made by the mailing of this proxy statement and the accompanying proxy card on or about April [21], 2011.  The appointed proxies will vote in their discretion on any other business, including any adjournment of the Meeting, as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.  Any additional matters would only include matters that were not anticipated as of the date of this proxy.

All proxies solicited by the board that are properly executed and received by TIP’s secretary prior to the Meeting, and are not revoked prior to their exercise, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on a properly executed and returned proxy card, it will be voted FOR the Proposal.  All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum.  Any proxy given by a member is revocable until voted at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the Meeting chair may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

Members of record at the close of business on April [8], 2011 (the “record date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournments(s) thereof.  Members of the Fund on the record date are entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of common stock of the Fund on each matter submitted to a vote at the Meeting.  As of the record date, the following shares of Multi-Asset Fund were issued and outstanding and entitled to vote, and the net asset value per share was as follows:

TIFF Multi-Asset Fund	[Number of Shares]	[NAV per share]

I.  PROPOSAL:  APPROVAL OF AMENDED AND RESTATED ADVISORY AGREEMENT BETWEEN TIFF INVESTMENT PROGRAM, INC., ON BEHALF OF TIFF MULTI-ASSET FUND, AND TIFF ADVISORY SERVICES, INC.

Background.  Multi-Asset Fund operates on a multi-manager basis, which means that its assets are divided into multiple accounts, each managed by a different money management firm.  Those money management firms are supervised by TAS.  TAS currently serves as the Fund’s investment adviser pursuant to an advisory agreement, dated March 31, 1995, as amended to date (the “Current Advisory Agreement”).  Under the Current Advisory Agreement, TAS manages the investment program of the Fund and performs such duties as the TIP board and TAS agree from time to time are appropriate to support and enhance the investment program of the Fund.  The Current Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the TIP board independent money managers for the Fund; managing and allocating cash among asset classes, money managers, and other investment funds selected by TAS, as applicable; monitoring the money managers’ and the Fund’s performance; and employing certain risk management and other techniques.  There are presently ten independent money managers managing the Fund’s assets, one of which has engaged a sub-adviser.  The independent money managers have entered into contracts with TIP, on behalf of the Fund, which contracts have been approved by the TIP board but have not been approved by the Fund’s members in accordance with an exemptive order obtained by the TIP and TAS in 1995.  The Current Advisory Agreement and TAS’s duties are described more fully below.

At a meeting held on March 21, 2011, TAS proposed to the TIP board that the board approve, and recommend to Multi-Asset Fund members that they approve, an increase in the advisory fee paid by Multi-Asset Fund to TAS.  In addition to Multi-Asset Fund, TAS serves as investment adviser to other registered and unregistered funds offered to non-profit organizations. (Certain persons and entities affiliated with TAS or TIP may also invest in the TIFF funds.)  As a result of its focus on the non-profit sector, TAS generally seeks to operate its own business on a break even basis with a modest operating reserve.  TAS is organized as a Delaware non-stock corporation and has no equity owners.  Therefore, TAS has no need to and does not seek to accumulate profits.  The operating reserve aspect of TAS’s budget planning is designed to allow TAS to maintain a reasonable balance sheet cushion against revenue disruptions resulting from market breaks or other unforeseen events and a reasonable margin of error in annual budgeting.  For a number of years, TAS management has been aware and has reported to the TIP board that the fees earned from the TIP funds, including Multi-Asset Fund, were not sufficient to allow TAS to break even (let alone meet the operating reserve objective).  Why then, one might ask, has TAS management now requested a Multi-Asset Fund fee increase?  Four primary reasons are discussed below:

First, the mix of TAS’s assets under management has shifted significantly over the years, with Multi-Asset Fund now representing approximately 41% of TAS’s assets under management, versus 17% just six years ago.  Although TAS is compensated based on a percentage of the Fund’s assets, the Fund has grown to such a size that the fee rate on additional incremental assets is just nine basis points (0.09%).  TAS management believes it is inadvisable to continue indefinitely an arrangement whereby a fund representing a significant portion of its assets under management does not generate sufficient revenues to cover its costs.  Second, TAS management believes that additional investment personnel should be added to the team that manages and supports Multi-Asset Fund, especially as the capital markets have become increasingly complex.  While TAS management believes that current Fund staffing levels are adequate, it also believes that the Fund would benefit over time if those resources were supplemented.  TAS needs additional revenues to do so.  Third, the proposed new fee schedule would still, in TAS management’s opinion, offer excellent value for money to Multi-Asset Fund’s members.  A summary of certain industry data considered by the TIP board is included below.  Fourth, the legal and regulatory environment in which Multi-Asset Fund and TAS operate has become increasingly complex, especially when compared to unregistered funds, and that complexity is expected to increase as the full extent of the rules to be promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act becomes known.

After carefully evaluating the Proposal, as described in further detail below, and considering Multi-Asset Fund members’ interests, the TIP board approved, and is recommending that the Fund’s members approve, an amended and restated advisory agreement (the “New Advisory Agreement”) between TIP, on behalf of Multi-Asset Fund, and TAS.

Proposed Fee Increase.  The New Advisory Agreement includes a revised fee schedule and certain other changes.  A comparison of the current fee schedule, as set forth in the Current Advisory Agreement, with the proposed fee schedule, as set forth in the New Advisory Agreement, is included immediately below, followed by a more detailed comparison of the Current Advisory Agreement and the New Advisory Agreement.

Current Fee Schedule

	Breakpoint	Rate
First	$500,000,000	0.20%
Next	$500,000,000	0.18%
Next	$500,000,000	0.15%
Next	$500,000,000	0.13%
Next	$500,000,000	0.11%
Over	$2,500,000,000	0.09%

Proposed Fee Schedule

	Breakpoint	Rate
First	$1,000,000,000	0.25%
Next	$1,000,000,000	0.23%
Next	$1,000,000,000	0.20%
Over	$3,000,000,000	0.18%

TAS earned advisory fees of $4,687,352 from the Fund for the fiscal year ended December 31, 2010.  Had the proposed fee schedule been in effect during 2010, TAS would have earned advisory fees of $7,569,971, representing an increase of just over eight (8) basis points or 61.5%.  TAS also provides certain administrative services to the Fund pursuant to a Services Agreement that was entered into between TIP, on behalf of the Fund, and TAS on July 1, 2009, and TAS’s Chief Compliance Officer also serves as Chief Compliance Officer to TIP.  For the fiscal year ended December 31, 2010, TAS received fees from the Fund under the Services Agreement and reimbursement from the Fund for certain costs related to the Chief Compliance Officer in the aggregate amount of $843,093.  The Services Agreement and the reimbursement arrangements with respect to the Chief Compliance Officer are expected to continue after the New Advisory Agreement is approved.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund and compares the Fund’s actual operating expenses for the fiscal year ended December 31, 2010 under the Current Advisory Agreement with the Fund’s hypothetical or pro forma operating expenses for the same year if the New Advisory Agreement had been in place for the entire year.  The “Redemption Fees” shown in this table typically are referred to by the Fund as “exit fees.”

Shareholder Fees	Fiscal Year ended December 31, 2010	Pro Forma
(fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%	0.50%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	[0.64%]	[0.72%]
Other Expenses	[0.17%]	[0.17%]
Acquired Fund Fees and Expenses	[0.61%]	[0.61%]
Total Annual Fund Operating Expenses [a]	[1.42%]	[1.50%]
[a]     Total annual fund operating expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.

Fiscal Year-Ended December 31, 2010

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
[$245]	[$552]	[$882]	[$1,814]

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
[$194]	[$497]	[$822]	[$1,743]

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement was in place throughout 2010, your costs would be:

1 Year	3 Years	5 Years	10 Years
[$253]	[$577]	[$923]	[$1,902]

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
[$202]	[$522]	[$864]	[$1,832]

Description of the Current Advisory Agreement.  Under the Current Advisory Agreement, TAS manages the investment program of the Fund.  TAS is responsible for setting the asset allocation parameters for the Fund and for money manager selection and supervision.  TAS’s duties include: identifying and, subject to review and approval of the TIP board, selecting money managers to invest the Fund’s assets; negotiating money manager agreements; periodically reviewing each money manager’s performance, and making recommendations to the TIP board with respect to the continuation, modification, or termination of the agreement with each money manager; and allocating and reallocating assets among money managers.  TAS also selects other investment funds (referred to as acquired funds) for the Fund, which may include hedge funds, exchange-traded funds, and other types of investment funds, and manages the Fund’s cash, certain investments in US Treasury obligations, and certain investments in futures contracts and other derivative instruments.

With respect to that portion of the Fund’s assets managed directly by TAS, the Current Advisory Agreement authorizes TAS to select brokers and place trades on behalf of the Fund in conformity with TIP’s policy respecting brokerage set forth in its Statement of Additional Information.  Such policy states that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution (the best overall terms available to the Fund under the circumstances).  In evaluating the terms available for executing particular transactions and selecting broker-dealers, TAS may consider those factors it deems relevant, including brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund or TAS.  TAS may cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission which is in excess of the commission another broker or dealer would have charged for effecting the transaction if TAS determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided.  Notwithstanding the foregoing, TAS generally disfavors so-called soft dollar arrangements (defined as the receipt by TAS from a broker-dealer of research or other products or services produced by third parties in exchange for the direction by TAS of client brokerage transactions to such broker-dealer and the payment by TAS for any service, whether or not research-related, through the use of soft dollars).  Accordingly, TAS does not engage in soft dollar practices for its own account or for the benefit of any of its affiliates (including funds) in portfolio transactions that it executes on behalf of its clients, including the Fund.  Neither the Current Advisory Agreement nor the separate agreements entered into between each money manager and TIP, on behalf of the Fund, prohibits the money managers from engaging in soft dollar practices.

The fee schedule included in the Current Advisory Agreement is set forth above.  In addition, the Current Advisory Agreement provides that TAS will pay all of its own expenses arising from the performance of its obligations under the agreement, but shall not be required to pay any other expenses of TIP.  The Current Advisory Agreement had an initial term of two years and provided that it would continue in effect from year to year after the initial two year term if such continuance is approved in the manner required by the 1940 Act and provided the agreement is not otherwise terminated.  TAS may terminate the Current Advisory Agreement at any time, without payment of penalty, upon 60 days’ written notice to TIP, and TIP may terminate the Current Advisory Agreement at any time, without payment of penalty, upon 60 days’ written notice to TAS by vote of either the TIP board or a majority of the Fund’s outstanding voting securities.  The Current Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Current Advisory Agreement provides that, subject to Section 36 of the 1940 Act, TAS shall not be liable to TIP for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under the agreement except for losses arising out of TAS’s bad faith, willful misfeasance, or gross negligence in the performance of its duties or by reason of TAS’s reckless disregard of its duties or obligations under the agreement.  The Current Advisory Agreement provides that TIP will indemnify TAS for certain claims, losses, damages, or expenses arising out of the performance of the agreement except for those resulting from TAS’s bad faith, willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

The TIP board initially approved the Current Advisory Agreement at a meeting held on September 13, 1994, and last approved continuance of the Current Advisory Agreement at a meeting held on June 15-16, 2010, as part of its annual contract approval process.  The Current Advisory Agreement was last approved by shareholders of the Fund by written action of the sole shareholder on March 30, 1995.  The purpose of submission of the Current Advisory Agreement to the sole shareholder was to seek initial shareholder approval of the Current Advisory Agreement prior to the Fund’s commencement of operations on March 31, 1995.

Description of the New Advisory Agreement.  The New Advisory Agreement is included as Appendix A to this proxy statement.  The following description of the New Advisory Agreement is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix A.

The New Advisory Agreement and the Current Advisory Agreement are the same in form and substance in all material respects except as described below.  The fees payable to TAS under the New Advisory Agreement are different from, and higher than, those payable under the Current Advisory Agreement.  The current fee schedule and the proposed fee schedule are set forth above.

As noted above, the Current Advisory Agreement provides that, in addition to certain enumerated duties related to asset allocation, manager selection and monitoring, and cash management, TAS shall perform such other duties that the TIP board and TAS agree are appropriate to support and enhance the investment program of the Fund.  Over time, the TIP board and TAS have agreed that TAS would directly manage certain assets of the Fund from time to time, and in recognition of TAS having assumed such duties, a new paragraph has been added to the agreement to incorporate these additional duties.  In particular, the New Advisory Agreement provides that TAS shall make investments in securities and derivative instruments on behalf of the Fund to enhance returns, mitigate risks, adjust asset allocations, gain or reduce exposure to a particular market, manage cash, or otherwise pursue the performance objectives of the Fund.  The New Advisory Agreement also explicitly authorizes TAS to exercise discretion regarding any voting rights, rights to consent to corporate actions, and any other rights pertaining to securities and instruments held by the Fund, whether such securities or instruments are managed directly by TAS or by a money manager, provided that TAS complies with any instructions from the Fund as to the voting of securities or other instruments, the exercise of such rights, and the handling of proxies.

The Current Advisory Agreement provides that neither TAS nor any of its officers, employees, or affiliates will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in the agreement.  The New Advisory Agreement contains this same limitation, but would allow such transactions to the extent permitted by, and in accordance with the restrictions included in, applicable law, regulation, rule, exemptive relief, or relevant guidance from or by an appropriate regulatory body.  In addition, the New Advisory Agreement clarifies that the provision that requires TAS to pay all of its own expenses arising from the performance of its obligations under the agreement does not limit the ability of TAS and the TIP board to agree from time to time to the appropriate allocation of costs and expenses between the parties, including salaries and expenses of officers or employees of TAS who are performing duties for TIP other than those that TAS is required to provide under the agreement.  There are no plans currently under consideration by either TIP or TAS to reallocate any current or future costs and expenses among the parties.

Consideration of the New Advisory Agreement by the TIP Board.  At an in-person meeting held on March 21, 2011, the TIP board approved the New Advisory Agreement.  The board requested and received information from TAS in advance of the meeting, which information the board reviewed separately in executive session with its independent counsel.  The materials provided included information regarding personnel and services, investment strategies, portfolio management, fees and expenses, performance, and TAS’s profitability.  Information about brokerage and commission practices was also supplied, including allocation methodologies, best execution, and soft dollar programs.  Extensive information with respect to compliance, administration, and risk management was supplied, such as information on TAS’s compliance programs, including its code of ethics and business continuity procedures, as well as information concerning any material violations of such programs, chief compliance officer background, disclosure about regulatory examinations or other inquiries, and confirmation that there were no litigation proceedings affecting TAS.

In addition, the board considered (1) a memorandum from the board’s independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and the factors the board should consider in its evaluation of the New Advisory Agreement; (2) a memorandum from TAS requesting that the board consider the fee increase and describing TAS’s reasons for the request; (3) responses by TAS to a questionnaire prepared by the board’s independent counsel requesting information necessary for the board to evaluate the New Advisory Agreement; (4) two reports prepared by Keil Fiduciary Strategies (“KFS”), a firm that had been retained by the TIP board to assist it in its evaluation of the proposed fee increase; (5) a profile for TAS detailing the lead portfolio manager for the Fund, the current and proposed fee schedules, and the fees paid to TAS and expected to be paid to TAS under the current and proposed fee schedules, respectively; (6) information provided by TAS comparing the fees charged to Multi-Asset Fund with those charged to comparable clients of TAS; (7) an estimated cost allocation of actual 2010 expenses prepared by TAS, and other information relevant to the board’s evaluation of the reasonability of the proposed fee schedule and its expected impact on TAS’s profitability, including audited financial statements of TAS for the year ended December 31, 2009, a profit and loss summary for the year ended December 31, 2010, and TAS’s unaudited balance sheet as of December 31, 2010.

The board was joined telephonically for a portion of its executive session by Jeff Keil, principal of KFS, who commented on the written reports KFS had provided to the board in advance of the meeting.   In addition, at the request of the board, certain members of TAS management joined a portion of the executive session to enable the board to ask questions and request additional information from TAS, after which TAS management was excused.  In its deliberations with respect to the proposed fee schedule and the New Advisory Agreement, the board was advised by its independent legal counsel and weighed the matters before it in light of the advice provided by such counsel as to the law applicable to the review of investment advisory contracts.  After consideration of the proposal, including the information summarized above and below in this proxy statement and all factors deemed relevant, the board concluded that the New Advisory Agreement was reasonable, fair, and in the best interests of the Fund and its members, and that the fees provided in the New Advisory Agreement were fair and reasonable.  Therefore, the board voted to approve the New Advisory Agreement for the Fund, to submit the New Advisory Agreement to the Fund’s members for approval, and to recommend that the Fund’s members vote in favor of the proposal.

The board based its evaluation of the New Advisory Agreement and the proposed fee schedule on the material factors presented to it at the meeting, including (1) the terms of the New Advisory Agreement; (2) the reasonableness of the proposed fee schedule in light of the nature and quality of the services provided and any additional benefits received by TAS in connection with providing services to the Fund; (3) the nature, quality, and extent of the services performed by TAS, as well as the cost to TAS of providing the services; (4) the fees charged by TAS to the Fund and other similar clients; and (5) the overall organization and experience of TAS.  In reaching its conclusion to approve the New Advisory Agreement, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations.

Nature, Extent, and Quality of Services.  The board considered a number of factors in evaluating TAS.  It noted that it receives information at regular meetings throughout the year related to the services rendered by TAS, as well as the Fund’s performance, expense, and compliance information.  It also noted that it receives information between regular meetings as the need arises.  The board’s evaluation of the services provided by TAS took into account the board’s knowledge and familiarity gained as board members, including the scope and quality of TAS’s investment management capabilities in selecting money managers, allocating Fund assets across asset classes and managers, managing certain types of assets in-house (e.g., Treasuries, futures contracts, and derivatives), and its compliance responsibilities.  The board noted that, over time, TAS expected to add investment personnel to the team that manages and supports the Fund.  The board also noted the nature and quality of services that TAS provides pursuant to a separate Services Agreement, for which TAS is separately compensated.  The board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided under the Current Advisory Agreement and the Services Agreement, noting that the same or a similar level of services was expected to be provided under the New Advisory Agreement.

Investment Performance of the Fund.  The board reviewed the Fund’s investment performance versus its benchmarks, including the Consumer Price Index (“CPI”) + 5% per annum, the Multi-Asset Fund Constructed Index (“CI”), based on the normal allocation to each asset class, and the Morgan Stanley Capital International All Country World Index, for the one-year, three-year, five-year, ten-year, and since inception periods ended December 31, 2010.  The Fund’s average annualized total returns (before the deduction of entry and exit fees levied on member purchases and redemptions) exceeded those of the benchmarks for all periods, except the three-year period.  The board also reviewed the Fund’s investment performance versus the average of the funds in the Lipper Inc.’s Global Flexible Portfolio category for the one-year, three-year, five-year, and ten-year periods ended December 31, 2010, noting that the Fund’s returns exceeded those of the Lipper peer group for each of the time periods reviewed.  The board also considered the Fund’s performance relative to certain other multi-asset or asset allocation mutual funds selected by TAS over various time periods.  The Fund’s performance compared favorably to such other funds, although it did not outperform every fund for every time period reviewed.  The board noted that KFS commented favorably on the Fund’s performance.  The board also noted TAS’s implementation of the Fund’s investment strategy across multiple asset classes and money managers.  Overall, the board was satisfied with the Fund’s performance.

Costs and Profitability.  The board considered the profitability of TAS as a result of its relationship with the Fund and the likelihood that it would remain financially viable moving forward.  The board reviewed the advisory fees TAS earned from the Fund for the fiscal year ended December 31, 2010, which, based on the estimated cost allocations provided by TAS for the same time period, was not sufficient to cover TAS’s costs in providing services to the Fund.  The board also reviewed the advisory fees TAS would have earned from the Fund had the proposed fee schedule been in effect during 2010, including the amount of an increase this represented as a percentage of the current fee schedule and in basis points.  The board considered the fees TAS received from the Fund pursuant to the Services Agreement for the fiscal year ended December 31, 2010, and noted that the Fund reimburses TAS for certain costs related to TIP’s Chief Compliance Officer.  Based on TAS’s estimated cost allocations, the increased revenues, together with the fees earned under the Services Agreement, would have allowed TAS to approximately break even, and as Fund assets grow, will provide the modest cushion that TAS seeks.  The board also noted that TAS bears the cost of the Fund’s distribution arrangements and that the amounts expended for such arrangements for the fiscal year ended December 31, 2010 had been included in the materials provided to the board.  The board was satisfied with TAS’s profitability analysis and concluded that the proposed fee schedule was fair and reasonable.  KFS’s report supported this conclusion.

The board noted that it was separately being asked by TAS to consider a proposed reorganization of two other TIP funds which would result in those other funds being combined with and into Multi-Asset Fund.  A second report prepared by KFS analyzed the profitability of the Fund to TAS on a pro forma basis assuming the implementation of the proposed fee schedule and the consolidation of such other funds into Multi-Asset Fund.  Mr. Keil reviewed his report with the board during the executive session and, at the request of the board, TAS management commented on the report.  There were a number of assumptions that were required to be made by KFS to prepare the analysis and, overall, the results of the analysis did not alter the board’s conclusion that the proposed fee schedule was fair and reasonable.

Fees and Expenses (including Potential Economies of Scale).  The board reviewed TAS’s advisory fee and Multi-Asset Fund’s fees and expenses for the year ended December 31, 2010, and on a pro-forma basis considering the effects of the proposed fee schedule.  In its report, KFS compared such fees and expenses to those of a projected 2011 Lipper Inc. peer expense group for the Fund.  The KFS report revealed that Multi-Asset Fund’s total expense ratio using the current fee schedule and excluding the expenses associated with acquired funds was the lowest in the projected 2011 expense group, consisting of seven funds.  Using the proposed fee schedule, Multi-Asset Fund’s total expense ratio would have been higher than the expense ratios of two of the funds in the projected expense group and lower than the expense ratios of four funds in the projected expense group.  In each case, Multi-Asset Fund’s expense ratio was below the average expense ratio for the projected expense group.  The KFS report noted that none of the other funds in the projected expense group makes significant use of acquired funds, such as hedge funds, and when considering the effect of the acquired funds’ fees and expenses, Multi-Asset Fund’s total expense ratio appeared to be higher than that of all of the funds in the projected expense group.  The board noted the acquired funds’ contributions to Multi-Asset Fund’s investment performance and also the fact that most of the acquired funds had performance based fee schedules, so the acquired funds’ fees and expenses would tend to be higher when performance of such funds’ was good and lower when performance lagged.

The board also considered TAS’s advisory fee and Multi-Asset Fund’s fees and expenses relative to certain other multi-asset or asset allocation funds selected by TAS.  Both TAS and the KFS report noted the limited usefulness of such data due to the differences in investment strategies and techniques pursued by such other funds as well as differences in fund structures.  Multi-Asset Fund’s advisory fees, including TAS’s fees and those of the money managers but not the advisory fees that Multi-Asset Fund bears indirectly as a result of its investments in acquired funds, were lower than four of the funds in the group and higher than four of the funds in the group; and Multi-Asset Fund’s total expense ratio was higher than all of the other funds in the group.  It was noted that none of the other funds in the group made extensive use of hedge funds in their acquired funds bucket, as Multi-Asset Fund does and that, unlike Multi-Asset Fund, many of the other funds in the group made extensive use of affiliated funds in their acquired funds bucket.  Both of these factors would tend to result in Multi-Asset Fund having a higher expense ratio than the other funds.

The KFS report also included a comparison of Multi-Asset Fund’s advisory fees to a group of manager-of-managers funds culled from Lipper Inc.’s database.  Noting the structural differences between Multi-Asset Fund and such other funds, the KFS report indicated that Multi-Asset Fund generally compared favorably to such other funds.

The board also considered the advisory fees paid by another non-mutual fund client of TAS that had a similar investment program to that of Multi-Asset Fund, noting that the proposed fee schedule compared favorably to the fee schedule between TAS and such other client.

TAS’s current fee schedule and the proposed fee schedule include breakpoints that enable Multi-Asset Fund to benefit from economies of scale at the Fund’s current asset levels.  The board noted that the proposed fee schedule has fewer breakpoints and that the breaks occur at higher asset levels than the current fee schedule, but that the Fund’s assets were at a level that the Fund would enjoy the benefits of economies of scale under both fee schedules.  The board questioned TAS management during the executive session about the rationale behind the change in the breakpoints and was satisfied with TAS management’s response.  The board and TAS management undertook to review and consider from time to time whether the Fund continued to benefit from economies of scale should the Fund’s assets continue to grow.  The board concluded that the Fund’s advisory fees and total expenses, including those that reflected the proposed fee schedule, were reasonable in light of the quality and nature of services provided and expected to be provided under the New Advisory Agreement.

Vote Required.  Approval of the New Advisory Agreement will be determined by the affirmative “vote of a majority of the outstanding voting securities of the Fund” cast either in person or by proxy at a Meeting at which a quorum is present.  A “vote of a majority of the outstanding voting securities of the Fund” means the vote of (i) 67 percent or more of the votes attributable to the outstanding voting securities of the Fund present at the meeting, if the holders of more than 50 percent of the votes attributable to the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the votes attributable to the outstanding voting securities of the Fund, whichever is less.  Because all of the Fund’s shares are held directly by its members and not through any brokers, dealers or other financial intermediaries, the Fund does not expect to receive any “broker non-votes.”

TIP'S DIRECTORS RECOMMEND THAT
MEMBERS VOTE "FOR" THE PROPOSAL.

II.           OTHER MATTERS TO COME BEFORE THE MEETING

Management of TIP does not know of any matters to be presented at the Meeting that are not described in this proxy statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

III.           INFORMATION ABOUT TIP AND ITS OTHER SERVICE PROVIDERS

TIP Board of Directors.  The name, address, and principal occupation of each member of the TIP board can be found on Appendix B to this proxy statement.

Investment Adviser.  TAS, with principal offices at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428, serves as the adviser to the TIP mutual fund family.  The name, address, and principal occupation of the principal executive officer and each director of TAS, as well as the name of each officer of TIP who is an officer, employee, or director of TAS, can be found on Appendix B to this proxy statement.  Neither TAS nor TIP is aware of any financial condition of TAS that is reasonably likely to impair the financial ability of TAS to fulfill its commitment to the Fund under either the Current Advisory Agreement or the New Advisory Agreement.  TAS does not serve as an investment advisor to any other mutual fund having investment and performance objectives and an investment program similar to the Fund’s.

Money Managers.  In addition to TAS, the Fund is managed by ten independent money managers.

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar and Dividend Disbursing Agent.  State Street Bank & Trust Company (formerly Investors Bank & Trust Company) (“State Street”), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian of the Fund’s assets as well as its administrator, accounting agent, transfer agent, registrar, and dividend disbursing agent.  As custodian, State Street employs sub-custodians outside the United States.

Other Administrative Services.  TAS provides certain administrative services to the Fund pursuant to a Services Agreement between TIP, on behalf of the Fund, and TAS.

Distributor.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor of the Fund’s shares.

Independent Accountants.  Ernst & Young LLP (“E&Y”), Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as TIP’s independent registered public accounting firm.  E&Y provides audit services and assistance and consultation in connection with tax returns and the review of various SEC filings.

Annual Report.  TIP’s annual report for the fiscal year ended December 31, 2010 was previously distributed to members.  The Fund will furnish, without charge, an additional copy of the annual report for the fiscal year ended December 31, 2010, and the semi-annual report for the period ended June 30, 2010, to any member requesting such reports.  An additional copy of TIP’s annual and semi-annual reports may be obtained, without charge, by contacting TIP by mail, phone or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

TIFF Investment Program, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
1-800-984-0084
www.tiff.org

Electronic mail inquiries: Services offered by TIFF: info@tiff.org
Member-specific account data: memberservices@tiff.org

Expenses.  TAS will pay all of the expenses in connection with this proxy statement and the Meeting, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.  Such expenses are estimated to be approximately $[    ].  TAS will also pay the other expenses attributable to the Proposal described in this proxy statement, such as the fees and expenses of Fund counsel in preparing the Proposal for presentation to the TIP board, the fees and expenses of independent counsel to the board in reviewing, and advising the board in its evaluation of, the Proposal, and the fees and expenses of KFS.  Such fees and expenses are estimated to be approximately [$   ] in the aggregate.

Ownership of Fund Shares.  As of April 8, 2011, [the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund / no member owned of record or, to the knowledge of Management, beneficially owned more than 5% of the outstanding shares of the Fund].

Name and Address of Record/Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
	[ ] shares	[ ]%

TIP has no knowledge of any other owners of record of 5% or more of the outstanding shares of the Fund.

Additional Proxy Solicitation Information.  In addition to solicitation by mail, certain officers and representatives of TIP and officers and employees of TAS may solicit proxies by telephone, facsimile, e-mail, or personally.

Member Proposals.  TIP is not required to hold annual member meetings and currently does not intend to hold such meetings unless member action is required in accordance with the 1940 Act.  A member proposal to be considered for inclusion in the proxy statement at any subsequent meeting of members must be submitted a reasonable time before the proxy statement for that meeting is mailed.  Whether a proposal will be included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion.

PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 610-684-8210.  ANY MEMBER ATTENDING OR REPRESENTED AT THE MEETING BY AN AUTHORIZED PERSON MAY VOTE IN PERSON EVEN THOUGH A PROXY HAS ALREADY BEEN RETURNED.

By order of the Board of Directors of the
TIFF Investment Program, Inc.,

Tina M. Leiter
Secretary
April [21], 2011

Appendix A

Amended and Restated
Advisory Agreement

ADVISORY AGREEMENT, dated ________, 2011 (“Agreement”), between TIFF Investment Program, Inc., a Maryland corporation (“TIP”) for the account of its Multi-Asset Fund, (the “Fund”) and TIFF Advisory Services, Inc., a Delaware corporation (the “Adviser”).

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1.Attorney-in-Fact.  TIP hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2.Duties of the Adviser.  Under the supervision and subject to the control of TIP’s Board of Directors, the Adviser shall manage the investment program of the Fund and, in particular, shall perform the following duties in addition to any others that the Board of Directors and the Adviser agree are appropriate to support and enhance the investment program of the Fund:

Money Manager Selection and Supervision

(a)Establish, in consultation with the Board of Directors of TIP, criteria for identification and selection of money managers for the Fund;

(b)Identify, screen and interview money managers for the Fund, analyze the capabilities of such managers, and, subject to review and approval of the Board of Directors, select one or more money managers to invest the Fund’s assets in light of the capabilities of available managers and expectations as to the way in which the investment programs and styles of each will contribute, in tandem, to the overall performance of the Fund;

(c)Negotiate discretionary management agreements between TIP and money managers on suitable terms with particular attention to performance benchmarks and fees, it being understood that (except with respect to uninvested cash and other management by the Adviser, as provided below) the agreements will vest with the money managers, and not with the Adviser, the discretion to select particular investments within the investment program, performance benchmark or benchmarks, investment policies, and restrictions set forth in such agreement or otherwise agreed from time to time, and advise TIP’s Board of Directors, which has final authority for the approval or disapproval of such agreements, as to the terms thereof and other pertinent information with respect thereto;

(d)Review periodically the performance of each money manager against the manager’s performance benchmark and the manager’s overall contribution to the Fund’s performance, and make such recommendations to TIP’s Board of Directors as the Adviser deems appropriate with respect to the continuation, modification, or termination of the agreement with the manager;

Appendix A

(e)Allocate and reallocate funds to and among money managers in light of changing market conditions, manager performance, and other factors that the Adviser deems relevant with the objective of maximizing the Fund’s investment performance;

(f)Review the investment objectives, policies and restrictions applicable to the Fund in light of the Fund’s performance and make recommendations the Adviser deems appropriate with respect to any changes in such objectives, policies and restrictions.

Cash Management

(a)Arrange for the management of cash invested in the Fund pending its allocation to managers and, when permitted under terms of manager agreements, for the management of cash allocated to managers pending investment in accordance with the manager’s investment program; such arrangements may involve retention of one or more cash managers under agreements negotiated by the Adviser and approved by TIP’s Board of Directors and may also involve investment by the Adviser in money market instruments and other securities in accordance with the Fund’s investment policies and restrictions applicable to the management of cash or the acquisition (with appropriate assistance from registered commodity trading advisers or other registered persons) of futures contracts or derivative instruments providing a synthetic exposure to the investment market consistent with TIP’s investment program.

Other

(a)Make investments in securities and derivative instruments on behalf of the Fund to enhance returns, mitigate risks, adjust asset allocations, gain or reduce exposure to a particular market, manage cash, or otherwise pursue the performance objectives of the Fund.  The Adviser shall be authorized to exercise discretion regarding any voting rights, rights to consent to corporate actions, and any other rights pertaining to securities and instruments held by the Fund, whether such securities and instruments are managed directly by the Adviser or by a money manager; provided, however, that the Adviser shall comply with any instructions received from the Fund as to the voting of securities or other instruments, the exercise of such rights, and the handling of proxies.

All of the foregoing duties, and any others that may be performed by the Adviser from time to time, shall be performed in accordance with the investment objectives, policies and restrictions set forth in TIP’s Registration Statement under the Investment Company Act of 1940, as amended (the “1940 Act”), as such Registration Statement may be amended from time to time, and in conformity with the 1940 Act and other applicable law.  The Adviser shall use its best judgment in the performance of its duties under this Agreement.

Appendix A

3.Further Provisions Involving Cash and Other Management by the Adviser.   The provisions of this section pertain to investment by the Adviser in money market instruments and other securities and instruments.

 (a)Records.  The Adviser shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the Fund’s securities transactions required by the 1940 Act and rules thereunder.  All records maintained pursuant to this Agreement shall be subject to examination by TIP and by persons authorized by it during reasonable business hours upon reasonable notice.  Records required to be maintained by the 1940 Act shall be the property of TIP; the Adviser will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at TIP’s request.  Upon termination of this Agreement, the Adviser shall promptly return records that are TIP’s property and, upon demand, shall make and deliver to TIP true, complete, and legible copies of such other records maintained as required by this Section 3(a) as TIP may request.  The Adviser may retain copies of records furnished to TIP.

(b)Reports to Custodian.  The Adviser shall provide to the Fund’s custodian and to the Fund, on each business day, information relating to all transactions concerning the managed assets.

(c)Other Reports.  The Adviser shall render to the Board of Directors of TIP such periodic and special reports as the Board may reasonably request.

(d)Selection of Brokers.  The Adviser shall place all orders for the purchase and sale of securities and other instruments managed by the Adviser hereunder on behalf of the Fund with brokers or dealers selected by the Adviser in conformity with the policy respecting brokerage set forth in the Statement of Additional Information included in the Registration Statement.  Neither the Adviser nor any of its officers, employees or affiliates will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in this Agreement, except as permitted by applicable law, regulation, rule, exemptive relief, or relevant guidance from or by the appropriate regulatory body.

4. Standard of Care/Indemnification.  Subject to Section 36 of the 1940 Act, the Adviser shall not be liable to TIP for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under this Agreement except for losses arising out of the Adviser’s bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.  TIP agrees to indemnify the Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Adviser’s bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Appendix A

5.Other Investment Activity.  Subject to restrictions imposed by law and by applicable Codes of Ethics adopted by TIP and by the Adviser, the Adviser and its directors, officers, affiliates or employees may buy, sell, or trade in any securities for accounts in which they have a beneficial interest and for accounts over which they exercise investment discretion. TIP acknowledges that the Adviser and its officers, directors, and employees may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Fund and that the Adviser will have no obligation to acquire for the Fund a position in any investment which the Adviser, or its officers, directors or employees may acquire, if in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Fund.

6.Expenses.  The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement including the costs of office space, equipment and personnel necessary to discharge those obligations including, in particular, the salaries and expenses of officers of TIP who are officers or employees of the Adviser who are performing duties under this agreement.  The Adviser shall pay all fees, if any, and reimburse all expenses of its directors except to the extent such directors are directors of TIP and expenses related to attendance at meetings of the Board of Directors of TIP or any committee thereof or advisors thereto.  The Adviser shall not be required to pay any other expenses of TIP, including, without limitation:  money manager fees; brokerage commissions; fees and expenses of administrators, independent attorneys, auditors, custodians, accounting agents, and transfer agents including maintenance of books and records which are required to be maintained by TIP’s custodian or other agents of TIP; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any;  taxes; costs of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase and redemption of shares; expenses of registering and qualifying shares of TIP under federal and state laws and regulations; expenses relating to investor and public relations including telephone, telex, facsimile, postage and other communications expenses and expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents with governmental agencies; expenses of annual and special shareholders meetings; insurance premiums, including premiums for indemnification insurance for directors and officers of TIP; and extraordinary expenses such as litigation expenses.  Except as set forth in the first sentence of this Section 6, nothing herein shall limit the ability of the Adviser and the TIP Board of Directors to agree from time to time to the appropriate allocation of costs and expenses between the parties, including salaries and expenses of officers or employees of TAS who are performing duties for TIP other than those set forth under this Agreement.

7.Compensation.  (a)  As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, TIP will pay to the Adviser promptly at the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of the Fund’s average daily net assets, as follows:

Appendix A

Assets	Annual Rate

First $1 Billion	0.25%
Next $1 Billion	0.23%
Next $1 Billion	0.20%
Over $3 Billion	0.18%

The Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Fund and unpaid.

(b)If the Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

(c)For purposes of this Section 7, the “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets on each day pursuant to the applicable provisions of TIP’s Registration Statement, as it may be in effect from time to time.

8.Term of Agreement.  This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, provided that this Agreement is not otherwise terminated.  The Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days’ written notice to TIP.  TIP may terminate this Agreement with respect to the Fund at any time, without payment of penalty, upon 60 days’ written notice to the Adviser by vote of either the Board or a majority of the outstanding voting securities of the Fund.  This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

9.Miscellaneous.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.  Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreement with respect to the subject matter hereof whether oral or written, including any prior advisory agreement between the parties.  This Agreement may be amended from time to time pursuant to a written agreement executed by TIP, on behalf of the Fund, and the Adviser, subject to approval, if required, by TIP’s Board of Directors and shareholders of the Fund, in the manner set forth in any applicable exemptive order or under then current federal law, rule, regulation, or Securities and Exchange Commission staff interpretation thereof.

10.Rights Relating to Corporate Name.  The Adviser and TIP each agree that the phrase “TIFF” or “The Investment Fund for Foundations,” which comprises a component of TIP’s corporate name, is a property right of The Investment Fund for Foundations.  TIP agrees and consents that (i) it will only use the phrase “TIFF” as a component of its corporate name and for no other purpose; (ii) it will not purport to grant to any third party the right to use the phrase “TIFF” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the phrase “TIFF” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Adviser, TIP will take such action as may be required to provide its consent to such use or grant; and (iv) upon the termination of any investment advisory agreement into which the Adviser and TIP may enter, TIP shall, upon request by the Adviser, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the phrase “TIFF” and following such a change, shall not use the phrase “TIFF” or any combination thereof, as part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and stockholders to take any and all actions which the Adviser may request to effect the foregoing and recovery to the Adviser any and all rights to such phrase.

Appendix A

IN WITNESS WHEREOF, TIP and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

TIFF INVESTMENT PROGRAM, INC.

By:

TIFF ADVISORY SERVICES, INC.

By:

Appendix B

The following persons are the directors of TIFF Investment Program, Inc. (“TIP”) and their principal occupations:

Director*	Position with TIP	Principal Occupation
Sheryl L. Johns	Director	Executive Vice President, Houston Endowment Inc.
William McCalpin	Director, Chair	Managing Director, Holos Consulting LLC; Chair of the Board of The Janus Funds
N.P. “Narv” Narvekar	Director	President and CEO, The Columbia Investment Management Company

The following persons are the directors and principal executive officer of TIFF Advisory Services, Inc. (“TAS”) and their principal occupations:

Director*	Position with TAS	Principal Occupation
Seth Alexander	Director	President, MIT Investment Management Company
Collette Chilton	Director	Chief Investment Officer, Williams College
Richard J. Flannery	Director, Chief Executive Officer	Chief Executive Officer, TAS; President and Chief Executive Officer, TIP
Mark Kritzman	Director	President and Chief Executive Officer, Windham Capital Management
Laurence H. Lebowitz	Director, President and Chief Investment Officer	President and Chief Investment Officer, TAS; Vice President and Chief Investment Officer, TIP
Richard Lindsey	Director	Chief Executive Officer, Callcott Group LLC
Erik Lundberg	Director	Chief Investment Officer, University of Michigan

In addition to Messrs. Flannery and Lebowitz noted above, the following TIP officers are also officers, employees, or directors of TAS:

Officer*	Position with TIP	Position with TAS
Tina M. Leiter	Secretary	Secretary, Deputy Compliance Officer
Dawn I. Lezon	Treasurer and Chief Financial Officer	Vice President, Treasurer
Kelly A. Lundstrom	Vice President	Vice President
Richelle S. Maestro	Vice President and Chief Legal Officer	Vice President, General Counsel
Christian A. Szautner	Chief Compliance Officer	Vice President, Chief Compliance Officer

* The business address for each of the directors and officers named above is c/o TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.

B-1

PROXY CARD

This proxy card is solicited on behalf of the
Board of Directors of TIFF Investment Program, Inc.

The undersigned hereby appoints Richard J. Flannery, Dawn I. Lezon, and Richelle S. Maestro, and each of them, proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned, and to vote on behalf of the undersigned, all shares of TIFF Multi-Asset Fund (the “Fund”) in connection with the special meeting of the members of the Fund, to be held at [2:00 pm], Eastern time, on May [23], 2011, at the offices of TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428 and at any adjournment(s) thereof. When properly executed and returned, this proxy card will be voted in the manner directed herein by the undersigned.  If no direction is made on a properly executed card, this proxy card will be voted for approval of the Proposal referenced below.

Important Notice Regarding the Availability of Proxy Materials for the Fund’s Special Shareholder Meeting to be Held on May [23], 2011:  A copy of the proxy statement is available at [www.tiff.org/ tas/____].

Please refer to the proxy statement for a discussion of the Proposal.  The board of directors recommends that you vote “FOR” the Proposal.  Please indicate your vote by filling in the appropriate box below.

PLEASE COMPLETE, SIGN AND RETURN THIS PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 610-684-8210.

PROPOSAL	FOR	AGAINST	ABSTAIN

To approve the new Advisory Agreement between the TIFF Investment Program, Inc., on behalf of TIFF Multi-Asset Fund, and TIFF Advisory Services, Inc.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

[Member Number [999999999]]	[Contact Name]
[Member Name]	[Contact Title]
[Sub Account Name]	[Member Firm]
Market Value as of the Record Date	[Address Line 1]
[Multi-Asset Fund [99,999,999.999]]	[Address Line 2]
[City State Zip]

Signature of Authorized Person

Authorized Person

Date